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                                                                EXHIBIT 10.23(b)


                               AMENDMENT NO. 1 TO

                            INDEMNIFICATION AGREEMENT



         THIS AMENDMENT NO. 1 TO INDEMNIFICATION AGREEMENT (this "Amendment"), is made effective as of the 31st day of December, 2002 for the purpose of amending and modifying that certain Indemnification Agreement (the "Indemnification Agreement"), effective as of December 31, 2002, by and among Central Freight Lines, Inc., a Nevada corporation ("Central Freight"), and Central Refrigerated Service, Inc., a Nebraska corporation ("Central Refrigerated"). Capitalized terms used but not defined in this Amendment shall have the meaning ascribed thereto in the Indemnification Agreement.

         WHEREAS, the Indemnification Agreement recites that Central Freight and Central Refrigerated are parties to a Separation Agreement pursuant to which Central Refrigerated will cease to be the wholly-owned subsidiary of Central Freight effective as of 12:00:01 a.m. Mountain Standard Time on January 1, 2003;

         WHEREAS, the separation occurred at 11:59 p.m. Mountain Standard Time on December 31, 2002;

         WHEREAS, the parties hereto desire to amend the Indemnification Agreement to correct the recital relating to the time of separation.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements set forth herein, the parties hereto agree as follows:

         1. The second recital of the Indemnification Agreement is hereby amended and restated in its entirety to read as follows:

          "WHEREAS, pursuant to the terms of the Separation Agreement, Central Refrigerated will cease to be the wholly-owned subsidiary of Central Freight effective as of 11:59 p.m. Mountain Standard Time on December 31, 2002."

         2. Except as explicitly modified or amended by this Amendment, all terms, conditions, and provisions of the Indemnification Agreement shall continue in full force and effect.

         3. This Amendment may be executed via facsimile or otherwise in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.







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         IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the date first above written.

CENTRAL FREIGHT LINES, INC.,          CENTRAL REFRIGERATED SERVICE,
a Nevada corporation                  INC., a Nebraska corporation


By:  /s/ Jeffrey A. Hale              By:  /s/ Robert T. Goates
     Jeffrey A. Hale, Senior Vice          Robert Goates, Vice President of
     President and Chief Financial         Finance and Chief Financial Officer
     Officer